EXHIBIT 10.37

                       CONSULTING AND ASSISTANCE AGREEMENT

THIS AGREEMENT dated this 15th day of July, 1999 by and between SURGICAL SAFETY PRODUCTS, INC., a Florida corporation with a principal place of business at 2018 Oak Terrace, Sarasota, Florida 34231 (hereinafter the "Company"), and Triton Capital, Inc., a Florida corporation with a principal place of business at 2898 University Drive, Coral Springs, FL. 33065 (hereinafter "Consultant").

                                   WITNESSETH:

         WHEREAS, Consultant is, inter alia, engaged in the business of identifying, reviewing, analyzing, structuring and implementing various and diverse business and financial relationships and transactions on behalf of its clients;

         WHEREAS, the Company has expressed an interest in retaining Consultant, on a non-exclusive basis, to provide consulting services in connection with the review, analysis, structure and, if feasible, implementation of various and diverse business and financial relationships and transactions; and

         WHEREAS, Consultant is prepared to use its best efforts, expertise and network of clients and contacts to provide said consultation services to the Company.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:


1.   Engagement

1.1 The Company hereby engages Consultant, and Consultant hereby accepts to become engaged by the Company, as a Consultant to seek to "assist" (as such term is hereinafter defined) the Company in accomplishing the following tasks:


     1.1.1 initially raise equity or debt financing in an amount up to Six Million ($6,000,000.00) Dollars, either in lump sum or in staged financing, as the case may be, and to thereafter raise equity or debt financing as the Company may request ("Investment Financing");

1.2 For the Purpose of this Agreement, as it concerns Consultant's activities, "assist" will mean the introduction of a party to the Company, as evidenced in a writing from Consultant, from whom the Company has not previously obtained investment or trade financing, with whom the Company is not presently in negotiation for such financing or with whom the Company otherwise has not done business and, at the request and direction of the Company, to assist the Company in structuring and negotiating an arrangement with such a party. If the Company obtained or obtains financing from, is or was in negotiation with any party introduced by Consultant or otherwise has done or is doing business with such a party, the Company will provide evidence of such prior business to Consultant upon its written notification to the Company.


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1.3  Scope of Services and Non-Exclusivity.  It is understood and agreed between the parties that:

          1.3.1 Consultant will work in concert with the Company and, at each time at the Company's request, to identify sources of capital and potential business relations, with the objective of arranging meetings and thereafter, at the Company's request and expense, participate in such meetings, for:

               1.3.1.1 Investment Financing by such parties as venture capital firms, institutional and strategic investors, investment banks and others potentially interested in effecting or facilitating an investment into the Company;

          1.3.2 The Company will use its best efforts to assist and cooperate with Consultant in the performance of its duties hereunder, including promptly providing all information and documentation reasonably requested by Consultant;

          1.3.3 Consultant may provide its services at those times (day or evening) and from those locations (via telephone, telefax and/or e-mail) as mutually agreed between Consultant and the Company; and

          1.3.4 The Company may engage other third parties to assist it in raising and/or providing investment or trade financing and arranging business arrangements.

2.       Success Fee:

2.1 The Company will be free to accept or reject any prospective Business Arrangement Consultant proposes by so notifying Consultant in writing.

3.   Investment Financing Success Fee:

3.1 In the event Investment Financing is secured, the Company will pay compensation equal to eight percent (8%) of the amount of equity or debt raised as a Success Fee to the person or entity placing such equity or debt; provided that such person or entity is qualified to receive such compensation in the state of residence, incorporation or principal place of business, as applicable, of the investor and in addition, if warrants are granted to the investor, the Company will grant warrants to purchase 100,000 shares of the Company's Common Stock for each $1 million funded, exercisable at any time up to the last business day of the sixtieth (60th) month from the date of issue which will provide that such person or entity will have the right to acquire restricted common stock of the Company at an exercise price equal to that of the closing bid price of the Company's shares on the date of the completion of the transaction, which warrants shall contained provisions for "piggy-back" registration rights and rights for cashless exercise. The said warrants and underlying securities will be issued to such person or entity subject to usual and standard restrictions, such as restrictions pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Act"), and will contain the same rights and privileges as granted to the investor.

3.2 The Company will be free to accept or reject any prospective Investment Financing Consultant proposes by so notifying Consultant in writing. Notwithstanding anything to the contrary contained herein, if the Company enters into an arrangement for Investment Financing within one hundred eighty (180) days following its written notice of rejection on terms and conditions less favorable to the Company (excluding computation of the



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     Success  Fee),   the  Company  will  pay  the  person  or  entity  to  whom compensation would have been paid the sum of _____________ Dollars ($_________) at each such closing thereon.

4. Conflict. The Company expressly understands that Consultant and/or its managers, partners, shareholders, officers, directors, affiliates or representatives may have an ownership interest in, be a director or officer of, or otherwise be in a contractual relationship with a party (i) from whom the Company may obtain Investment Financing or Trade Financing, (ii) with whom the Company may enter into a Business Arrangement, or (iii) from whom Consultant may receive compensation independent of, and in addition to, the Success Fee due and payable pursuant to this Agreement. The Company hereby expressly waives any and all direct or indirect conflict that may arise from any such relationships; provided that in each instance the Company has been informed of its existence.

5. Expenses. Forthwith upon its submission of an invoice therefor to the Company, the Company will reimburse Consultant for any pre-approved disbursements or expenses advanced by Consultant on behalf of the Company in the performance of this Agreement.

6.   Confidentiality and Non-Circumvention.

6.1 Each party will treat information provided by the other party pursuant to this Agreement as confidential ( as it relates to the Company, the "Confidential Information"; as it relates to Consultant, the "Confidential Contacts"). The recipient thereof will not, directly or indirectly (a) transfer or disclose any Confidential Information or Confidential Contacts, as the case may be, to any third party (other than its representatives as hereinafter provided or otherwise as required by law), (b) use any Confidential Information or Confidential Contacts, as the case may be, for any purpose other than for its representatives' information and assessment without the prior written approval of the disclosing party.

6.2  As used herein:

          6.2.1 as it relates to the Company, "Confidential Information" will include, regardless of the medium, all confidential and proprietary information so marked when disclosed, including financial data, research, know-how, test data, technology, and other trade secrets relating to the Company, furnished or made available by the Company. Notwithstanding the foregoing, the Company's Confidential Information will not include information which Consultant can evidence was prior to its receipt (i) in the public domain (other than as a result of a breach of this Agreement),
     (ii) in Consultant's possession, or (iii) independently known through a party other than the Company, which party has no duty of confidentiality and otherwise has the right to disclose same; and

          6.2.2 as it relates to Consultant, "Confidential Contacts" will include any person, firm or entity with whom Consultant has contact or done business, except any Confidential Contact from whom the Company can evidence it has previously obtained Investment Financing or Trade Financing or with whom it has otherwise done business, as the case may be, prior to the date Consultant makes such Confidential Contact available to the Company.

6.3 Except as specifically agreed to in writing between the parties, the Company agrees it will not, directly or indirectly, without first having obtained Consultant' written consent, which consent shall not be unreasonably withheld: (i) negotiate or enter into, or attempt to negotiate



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     or enter into, any agreement,  covenant or understanding,  written or oral, with any Confidential Contacts in regard to Investment Financing, Trade Financing or Business Arrangements; or (ii) advise others to utilize
     Confidential   Contacts  for   investment  or  trade  finance  or  business
     arrangements; or (iii) interfere with, circumvent, frustrate or otherwise impede in any manner the relationship of Consultant with any Confidential Contacts.

6.4 The permitted recipient of any Confidential Information and Confidential Contacts, as the case may be:

          6.4.1 will take all necessary or appropriate action to (i) protect the Confidential Information or the Confidential Contacts, as the case may be, which standard of protection will be no less stringent than it takes to protect its own proprietary and confidential information, and (ii) prevent its employees, agents and/or representatives from acting in a manner inconsistent with the terms of this Agreement; and

          6.4.2 may disclose same to its employees, agents and/or representatives having a need for access thereto by virtue of his/its employment or engagement by recipient, and who/which have been instructed as to, and have agreed to be bound by, the terms and conditions of this Agreement prior to the disclosure of the Confidential Information or Confidential Contacts, as the case may be.


7. Equitable Relief. Each party hereto agrees that any violation of this Agreement by one party may result in irreparable injury to the other party, because the Confidential Information, as it concerns the Company, and the Confidential Contacts, as it concerns Consultant, and the fruits thereof, are valuable in ways not susceptible to full and accurate valuation or have an adequate remedy at law in the event the other party breaches the provisions of this Agreement. Accordingly, the Company and Consultant, as the case may be, may be entitled to injunctive relief or other equitable remedy to prevent, curtail or enforce any such breach, threatened or actual, or the performance of this Agreement. The foregoing will be in addition, and without prejudice, to such other rights as the Company and Consultant may have at law or in equity. The parties each acknowledge and agree that the covenants contained herein are necessary for the protection of the other party's legitimate business interest, and are reasonable in scope.


8. Indemnification. The Company and Consultant will indemnify and hold each other and their respective directors, employees, agents and controlled and controlling persons, harmless from and against any and all losses, claims, damages, liabilities and expenses, joint or several, including all reasonable fees and expenses of counsel, whether or not resulting in any liability relating to or arising from any acts taken by Consultant and the Company, as the case may be, for the other pursuant to this Agreement; provided, however, that neither the Company no Consultant will be responsible for any losses, claims, damages, liabilities or expenses relating to or arising from the other's negligence or wrongdoing. Nothing in this Agreement will be interpreted to create an agency between the Company and Consultant, nor will Consultant or the Company act in any manner to bind the other vis-a-vis third parties without first having obtained the other party's written consent.

9.   Termination.



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9.1  Either party may terminate  this Agreement upon five (5) days prior written notice to the other party. As of the date that termination of this Agreement becomes effective:

          9.1.1 Consultant will forthwith cease to perform its duties hereunder;

          9.1.2 The Company will continue to be obligated to pay, or to complete the payment, when due of each Success Fee; to grant warrants due or to become due and owing to Consultant or other person or entity for it services rendered prior to termination of this Agreement and to pay any outstanding invoices for approved expenses; and

          9.1.3 Notwithstanding anything to the contrary contained herein, the provisions of this Agreement relating to the payment of fees, the granting of warrants, the payment of expenses, confidentiality, and each of their enforcement, indemnification and evidence of transactions will survive termination of this Agreement.

10. Evidence of Transactions. The Company will provide Consultant with evidence of any potential or completed transaction relating to this Agreement forthwith and will keep Consultant appraised of all communications relating to such transaction.

11.  Arbitration.

11.1 Any controversy or dispute arising out of or in connection with this Agreement, or the breach thereof ("Dispute"), will be settled by binding arbitration conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") in effect at that time. Any such arbitration will take place in Florida before (1) arbitrator; however, if the parties hereto disagree as to such appointment, the arbitration will be before three (3) arbitrators, one of whom is to be designated by the Company, one by Consultant and the third by the two arbitrators so designated. All of the arbitrators so designated will be from any list or panel published by the AAA. The decision by the arbitrators will state the reasons for the award, and will be binding and conclusive upon the parties, their successors and assigns, all of whom will comply with such decision in good faith as if it were a final decision of a court. Each party hereby submits itself to the jurisdiction of the appropriate courts in the city designated for the arbitration for the entry of judgment with respect to the decision of the arbitrators hereunder. Notwithstanding the foregoing, judgment upon the award may be entered in any court having jurisdiction thereof.

11.2 The arbitrators will have the power to (i) order the production of documents under the AAA Rules by one party for inspection and reproduction by the other party, (ii) in addition to damages and other remedies available at law, grant preliminary and/or permanent injunctive relief, and
     (iii) order specific performance and/or other equitable relief.

12.  Costs.

12.1 In the event of a Dispute leading to arbitration as set forth hereinabove, the losing party will reimburse the prevailing party its "Costs" (as hereinafter defined). As used herein, the term "Costs" will include reasonable attorneys' fees and costs of arbitration, recovery of a money award and other relief (including, but not limited to, settlement negotiations). The arbitrators will, in the first instance, include Costs of the arbitration in the award, and the arbitrators will adjudge any other Costs on the basis of the Dispute as a whole.



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12.2 If the arbitrators determine that: (i) neither party prevailed,  each party will bear its own Costs; or (ii) if a party only partially prevailed, such partially prevailing party will be awarded a pro-rata portion of its Costs.

13. Notice. Any notice or other communication required or authorized to be given by either party to the other hereunder will be deemed given by either party to the other hereunder when received in writing, either personally or by registered mail, telex, telegraph, cable or telefax (postage or other charges prepaid), addressed as first above written or to such other address as a party has given notice under this paragraph.

14. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supercedes all prior discussions and writings with respect hereto. No modifications or alterations of this Agreement or waiver of any of its provisions will be effective unless made in writing, and signed by each party hereto.

15. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Florida.

16. Cooperation. Each party hereto agrees to execute all documents and take such actions as are appropriate or may be reasonably requested by the other party so as to effectuate the terms and discharge the responsibilities of such party under this Agreement.

17. Miscellaneous. This Agreement may be executed in counterparts. No representations relating to the subject matter of this Agreement have been made or relied upon by any party that is not set forth herein. This Agreement may not be assigned by either party without the prior written consent of the other party. The invalidity or unenforceability of any particular provision of this Agreement will not affect the other provisions, and this Agreement will be construed in all respects as if such invalid or unenforceable provision were omitted.

         WHEREFORE, the parties hereto have executed this Agreement as of the date first above written.

SURGICAL SAFETY PRODUCTS, INC.

By: /s/ Frank Clark
--------------------------------
      Frank Clark,
      President & CEO


TRITON CAPITOL, INC.,
Consultant

By: /s/Neil Grossman
------------------------------
     Neil Grossman
     President